Exhibit 99.1

Gary T. Holtzer

Sylvia Mayer

WEIL, GOTSHAL & MANGES LLP

767 Fifth Avenue

New York, New York 10153

Telephone:  (212) 310-8000

Facsimile:   (212) 310-8007

Attorneys for Debtors

and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------------------	x
:
In re	:	Chapter 11
:
LodgeNet Interactive Corporation, et al., (1)	:	Case No. 13 — 10238 (SCC)
:
Debtors.	:	(Jointly Administered)
:
---------------------------------------------------------------	x

MONTHLY OPERATING REPORT FOR THE

PERIOD JANUARY 28, 2013 THROUGH FEBRUARY 28, 2013

(1)   The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are:  LodgeNet Interactive Corporation (1161), LodgeNet StayOnline, Inc. (3232), On Command Corporation (5194), The Hotel Networks, Inc. (4919), On Command Video Corporation (8458), Puerto Rico Video Entertainment Corporation (6786), Virgin Islands Video Entertainment Corporation (6611), Spectradyne International, Inc. (9353), LodgeNet Healthcare, Inc. (0337), Hotel Digital Network, Inc. (7245), and LodgeNet International, Inc. (2811).

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re LodgeNet Interactive Corporation., et al.,	Case No.: 13-10238
Debtors.	Reporting Period: January 28, 2013 to February 28, 2013

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	X
Statement of Operations	X
Balance Sheet	X
Schedule of Estimated Trustee Fees	X
Debtor Questionnaire	X

This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format and contains information acceptable to the United States Trustee.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Frank Elsenbast	3/15/13
Signature of Authorized Individual	Date

Frank Elsenbast	CFO / Co-CEO
Printed Name of Authorized Individual	Title of Authorized Individual

GENERAL NOTES TO JANUARY/FEBRUARY

MONTHLY OPERATING REPORT

In re LodgeNet Interactive Corporation., et al.,	Case No.: 13-10238
Debtors.	Reporting Period: January 28, 2013 to February 28, 2013

Chapter 11 Cases and Proceedings

On January 27, 2013, LodgeNet Interactive Corporation and its affiliated debtors in the above referenced cases, as debtors and debtors in possession (collectively, the “Debtors”), each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”).  The Debtors continue to operate their businesses as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  The Debtors’ primary business consists of providing interactive media and connectivity services to the hospitality and healthcare industries.

Also on January 27, 2013 (the “Petition Date”), the Debtors filed the Amended Plan of Reorganization of LodgeNet Interactive Corporation, et al, Under Chapter 11 of the United States Bankruptcy Code [ECF No. 4] (the “Plan”) and a disclosure statement relating thereto [ECF No. 5] (the “Disclosure Statement”).  The Debtors had commenced solicitation of votes from holders of claims entitled to vote on the Plan prior to the Petition Date.  The deadline for submission of votes expired on February 5, 2013.  The Plan was unanimously accepted by holders of claims that voted on the Plan.

On March 7, 2013, the Bankruptcy Court held a hearing at which it approved the Disclosure Statement and confirmed the Plan.  An order confirming the Plan was entered in March 7, 2013, [ECF No. 220].  The effective date of the Plan has not yet occurred.

Basis of Presentation

The unaudited financial statements included in this Monthly Operating Report have been prepared in conformity with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities and commitments in the normal course of business.

These financial statements are prepared on a consolidated basis.

In re:	LodgeNet Interactive Corporation, et al.	Case No.	13-10238 (SCC)
	Debtor	Reporting Period:	January 28, 2013 to February 28, 2013

LodgeNet Interactive Corporation

Liquidity Report

	Actual	Actual
Period Ending	1-Feb	1-Mar
USD $’000s	2013	2013

Beginning Cash Available	9,875	16,490

Cash Receipts:
Revolver Draw	—	—
Sales Receipts - U.S.	7,006	21,540
Sales Receipts - Canada	300	300
Total Cash Receipts	7,306	21,840

Cash Disbursements:
Operating:
AP Check Run (trade, opex)	204	2,303
Payroll & Fringes	—	3,648
Taxes	419	1,092
Capex and For Sale Inventory	68	253
Total Operating	691	7,297

Restructuring:
Professional Fees	—	—
Colony Professional Fees	—	482
Colony Commitment Fee	—	—
Pre-Filing Disbursements	—	—
Interim Claims Disbursements	—	—
Adequate Assurance	—	31
Total Restructuring	—	513

Financing:
Interest	—	—
Revolver Paydown	—	—
Term Loan Paydown	—	—
Owned Portion of Term Loan	—	—
Total Financing	—	—

Total Cash Disbursements	691	7,809

Net Cash Flow	6,615	14,031

Ending Cash (Before DIP Financing)	16,490	30,521

DIP Financing
Cumulative Draw on DIP Loan	—	—
Less: Cumulative DIP Loan Interest/Fees	(667)	(667)
Ending Balance After DIP Financing and Expenses	15,823	29,854

Notes:

Ending balances shown for week ending periods consistent with Company’s internal reporting.  See schedule on MOR-1.b for detail bridging to month ending cash balances on the balance sheet included in MOR-3.

In re: LodgeNet Interactive Corporation, et al.	Case No.	13-10238 (SCC)
Debtor	Reporting Period:	January 28, 2013 to February 28, 2013

LodgeNet Interactive Corporation

Bank Reconciliations

	US Bank #XXXXXXXX 7531	US Bank #XXXXXXXX 3625	First Premier Bank # XXXXXX0684	First Premier Bank # XXXXXX5518	US Bank #XXXXXXXX 4484	Wells Fargo #XXXXXXX661	US Bank #XXXXXXXX 2371	Banamex	Mexico Petty Cash	Total Cash Per
January	GL Acct #1064	GL Acct #1026	GL Acct #1004	GL Acct #1017	GL Acct #1018	GL Acct #1028	GL Acct #1019	GL Acct #1060	GL Acct #1065	Books
Balance per Books	6,887.07	12,064,094.50	2,613,188.85	116.31	—	99,939.28	875.88	(30,284.84)	275.10	14,755,092.15

Bank Balance	6,887.07	12,064,094.50	2,800,087.74	116.62	90,174.68	99,939.28	2,934.47	23,968.31
(+) Deposits in Transit (Attach List):	—	—	—	—	—	—	—	—
(-)Outstanding Checks (Attach List):	—	—	186,898.89	—	90,174.68	—	2,336.59	23,179.96
Other (Attach Explanation)	—	—	—	(0.31)	—	—	278.00	(31,073.19)

Adjusted Bank Balance	6,887.07	12,064,094.50	2,613,188.85	116.31	—	99,939.28	875.88	(30,284.84)

	US Bank #XXXXXXXX 7531	US Bank #XXXXXXXX 3625	First Premier Bank # XXXXXX0684	First Premier Bank # XXXXXX5518	US Bank #XXXXXXXX 4484	Wells Fargo #XXXXXXX661	US Bank #XXXXXXXX 2371		Mexico Petty Cash
February	GL Acct #1064	GL Acct #1026	GL Acct #1004	GL Acct #1017	GL Acct #1018	GL Acct #1028	GL Acct #1019	GL Acct #1060	GL Acct #1065
Balance per Books	6,887.07	29,331,820.18	209,878.82	1,163.83	—	99,924.27	5,422.67	78,846.37	272.65	29,734,215.86

Bank Balance	6,887.07	29,331,820.18	979,144.50	1,163.83	614,796.66	99,924.27	5,585.48	130,691.83
(+) Deposits in Transit (Attach List):	—	—	—	—	—	—	—	—
(-)Outstanding Checks (Attach List):	—	—	769,265.68	—	641,932.86	—	162.81	19,939.74
Other (Attach Explanation)	—	—	—	—	27,136.20	—	—	(31,905.72)

Adjusted Bank Balance	6,887.07	29,331,820.18	209,878.82	1,163.83	—	99,924.27	5,422.67	78,846.37

Bridge to MOR-1 Cash Receipts & Disbursements
January 31st balance per books		14,755,092
Mexico not included		30,010
February 1st receipts		1,128,031
February 1st wire to MGM		(90,000)
Misc		(170)
Week ending February 1st		15,822,963

February 28th balance per books		29,734,216
Mexico not included		(79,119)
March 1st receipts		797,085
March 1st check run		(4,982)
March 1st tax payments		(592,504)
Misc		(1,124)
Week ending March 1st		29,853,573

In re:	LodgeNet Interactive Corporation, et al.	Case No.	13-10238 (SCC)
	Debtor	Reporting Period:	January 28, 2013 to February 28, 2013

LodgeNet Interactive Corporation

Statement of Operations - UNAUDITED

(Dollar amounts in thousands)

	January 28-31*	February	Filing To Date
Revenue
Interactive & Media Networks
Movies	$1,255	$11,371	$12,626
Other GE	62	525	587
Mobile	—	2	2
Satellite	15	117	132
VOD	22	145	167
Hotel Systems & Services
TV Programming	1,186	9,206	10,392
Professional Solutions	65	879	944
FTG System Sales	55	820	875
Envision	14	116	130
Other System Sales & Serv	170	1,302	1,472
Broadband Solutions
Recurring	89	662	751
System Sales & Related	—	114	114
Healthcare
Recurring	55	433	488
System Sales & Related	1	24	25
Total Revenue	$2,989	$25,716	$28,705

Direct Costs
Interactive & Media Networks
Movies	$549	$5,181	$5,730
Other GE	43	340	383
Mobile	1	5	6
Satellite	6	46	52
VOD	2	14	16
Hotel Systems & Services
TV Programming	993	7,759	8,752
Professional Solutions	24	460	484
FTG System Sales	43	666	709
Envision	1	5	6
Other System Sales & Serv	115	875	990
Broadband Solutions
Recurring	86	633	719
System Sales & Related	—	113	113
Healthcare
Recurring	29	207	236
System Sales & Related	1	18	19
Total Direct Costs	$1,893	$16,322	$18,215

Total Gross Profit	$1,096	$9,394	$10,490

LodgeNet Interactive Corporation

Statement of Operations - UNAUDITED

(Dollar amounts in thousands)

	January 28-31*	February	Filing To Date
Total Gross Profit	$1,096	$9,394	$10,490

Operating Expenses
Employee Compensation	495	3,288	3,783
Business Travel	26	201	227
Telephone & Data Communications	12	86	98
Freight & Postage	10	96	106
Supplies & Equipment	5	31	36
Trade Shows & Product Development	1	27	28
Site Surveys	1	5	6
Marketing	4	5	9
Service & Repairs	5	46	51
Facilities Expense	63	499	562
Employee Recruiting	1	2	3
Training & Education	—	—	—
Public Relations	4	16	20
Research & Development	1	13	14
Corporate Taxes	1	1	2
Business Insurance	10	77	87
Professional Fees	33	165	198
Sub Contractor Costs	5	28	33
Content Distribution Costs	21	164	185
Other Costs	15	119	134

Depreciation & Amortization	502	4,138	4,640

Reorganization	66	521	587

Interest Expense	329	2,305	2,634

Other	2,730	1,047	3,777

Taxes	8	52	60

Net Income (Loss)	$(3,252)	$(3,538)	$(6,790)

Notes:

* Certain amounts were prorated to arrive at the balances presented for the time frame of January 28th through January 31st.

Unaudited statements prepared in accordance with GAAP.

In re:	LodgeNet Interactive Corporation, et al.	Case No.	13-10238 (SCC)
	Debtor	Reporting Period:	January 28, 2013 to February 28, 2013

LodgeNet Interactive Corporation

Balance Sheet - UNAUDITED

	February 28,	January 31,	January 27,
	2013*	2013	2013
ASSETS
Current Assets:
Cash & Cash Equivalents	$29,734,216	$14,755,092	$9,844,725
Accounts Receivable	39,482,004	37,181,092	40,237,668
Allowance for Doubtful Accounts	(71,877)	(44,545)	(38,478)
Other Current Assets	8,916,936	9,123,926	9,850,150
Total Current Assets	78,061,279	61,015,565	59,894,065

Property & Equipment
Land, building and equipment	109,786,375	109,814,128	110,240,011
Hotel systems	506,440,873	510,248,515	509,976,702
Accumulated Depreciation	(521,637,695)	(523,458,310)	(523,063,111)
Total Property & Equipment	94,589,553	96,604,333	97,153,602

Other Assets:
Intercompany Receivables (Payable)	373,904	327,670	321,103
Debt Issuance Costs, Net	8,134,921	7,357,147	7,357,147
Investment in Subsidiaries	6,213,830	6,213,830	6,213,830
Other Assets, Net	6,270,117	6,454,434	6,540,449
Software Development Assets, Net	1,031,912	1,032,731	1,037,726
Intangible Assets, Net	77,047,838	77,527,697	77,594,758
Goodwill	7,466,333	7,466,333	7,466,333
Total Other Assets	106,538,855	106,379,842	106,531,346
Total Assets	$279,189,687	$263,999,740	$263,579,013

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts Payable	$17,852,364	$1,707,448	$—
Accounts Payable Subject to Compromise	62,720,757	63,068,227	63,142,988
Accrued Compensation	3,027,283	3,012,953	2,017,733
Accrued Taxes	5,975,875	5,152,148	4,965,979
Accrued Interest	13,085,346	10,782,185	10,434,513
Accrued Other	6,202,670	5,851,253	5,332,124
Current Portion of LT Debt	346,622,638	346,622,638	346,622,638
Deferred Revenue	17,054,681	17,490,974	17,563,278
Total Current Liabilities	472,541,614	453,687,826	450,079,253

Long-Term Debt	447,262	465,270	465,271
Other Long-Term Liabilities	5,354,856	5,535,539	5,471,384
Total Liabilities	478,343,732	459,688,635	456,015,908

Stockholders’ Equity
Common Stock	273,619	273,619	273,619
Preferred Stock	505	505	505
Cumulative Translation Adjustment	(774,018)	(846,944)	(846,944)
Additional Paid-In Capital	352,732,795	352,732,795	352,732,795
Additional Paid-In Capital - Preferred Stock	31,301,378	31,301,378	31,301,378
Retained Earnings	(572,728,883)	(572,728,883)	(572,728,883)
Current Period Profit/ (Loss)	(9,959,441)	(6,421,365)	(3,169,365)
Total Stockholders’ Equity	(199,154,045)	(195,688,895)	(192,436,895)
Total Liabilities and Stockholders’ Equity	$279,189,687	$263,999,740	$263,579,013

Notes:

* Certain amounts were prorated to arrive at the balances presented for the period ending January 27th.

Unaudited statements prepared in accordance with GAAP.

SCHEDULE OF ESTIMATED TRUSTEE FEES: LODGENET INTERACTIVE CORPORATION AND RELATED CASES

Case Number:	Debtor:	Estimated Disbursements:*	UST Fees:
081-13-10237	THE HOTEL NETWORKS, INC.	$—	$325.00
081-13-10238	LODGENET INTERACTIVE	$60,912,739.46	$30,000.00
081-13-10239	LODGENET STAYONLINE, INC.	$—	$325.00
081-13-10240	LODGENET INTERNATIONAL, INC.	$—	$325.00
081-13-10241	ON COMMAND CORPORATION	$—	$325.00
081-13-10242	ON COMMAND VIDEO CORPORATION	$—	$325.00
081-13-10243	HOTEL DIGITAL NETWORK, INC.	$—	$325.00
081-13-10244	PUERTO RICO VIDEO	$—	$325.00
081-13-10245	VIRGIN INSLANDS VIDEO	$—	$325.00
081-13-10246	SPECTRADYNE INTERNATIONAL, INC	$—	$325.00
081-13-10247	LODGENET HEALTHCARE, INC.	$—	$325.00
	GRAND TOTALS:	$60,912,739.46	$33,250.00

*Disbursements over 13 week period from Dec. 1 - Mar. 1 were used to estimate disbursments for the future quarter upon which UST fees will be calculated.

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

NOTES:

(3)

As a result of the inability to pay pre-petition taxes, we were late filing the company’s January 2013 sales and use tax returns. A portion of these returns represented post-petition taxes. These have since been paid, and we are no longer delinquent in any respect.

(6)	Payments were made on pre-petition amounts as allowed under the Foreign Creditors, Insurance, Wages and Taxes motions in the amounts of $6K, $63K, $353K and $865K respectively.

(12)	Payments totaling $865K were made towards pre-petition taxes during the period.

(15)	DIP financing secured but undrawn to date.